Exhibit 10.38

Outlook Therapeutics, Inc.

Non-Employee Director Compensation Policy

As Amended and Restated Effective October 1, 2020

Each member of the Board of Directors (the “Board”) who is not also serving as an employee of Outlook Therapeutics, Inc. (the “Company”) or any of its subsidiaries (each such member, an “Eligible Director”) will receive the compensation described in this Non-Employee Director Compensation Policy (the “Policy”) for his or her Board service with respect to the Company’s fiscal year beginning on October 1 (each, a “Fiscal Year”). This Non-Employee Director Compensation Policy will be effective as of October 1, 2020 (the “Effective Date”). An Eligible Director may decline all or any portion of his or her compensation by giving notice to the Company prior to the date cash is to be paid or equity awards are to be granted, as the case may be.  This policy may be amended at any time in the sole discretion of the Board or the Compensation Committee of the Board (the “Committee”).  The terms and conditions of this Policy shall supersede any prior Non-Employee Director Compensation Policy of the Company.

Annual Cash Compensation

Eligible Directors are eligible to receive the following annual cash compensation in the amounts and subject to the terms and conditions as set forth below.  If an Eligible Director joins the Board or a committee of the Board at a time other than effective as of the first day of a fiscal quarter, each annual retainer set forth below will be pro-rated based on days served in the applicable fiscal year, with the pro-rated amount paid for the first fiscal quarter in which the Eligible Director provides the service, and regular full quarterly payments thereafter. All annual cash fees are vested upon payment.  In addition, each Eligible Director may elect to receive all of the annual cash compensation set forth below that the Eligible Director is eligible to earn beginning with the Fiscal Year commencing on October 1, 2020 and each subsequent Fiscal Year in the form of stock options granted pursuant to the Company’s 2015 Equity Incentive Plan, as amended (the “Plan”) subject to the terms and conditions as set forth below.

1.	Annual Board Service Retainers:

a.All Eligible Directors: $40,000

b.	Chairman of the Board Service Retainer (in addition to Annual Board Service Retainer): $30,000
c.	Executive Chairman of the Board Service Retainer (in addition to Annual Board Service Retainer): $120,000

2.Annual Committee Member Service Retainer:

a.Member of the Audit Committee: $7,500

b.Member of the Compensation Committee: $5,000

c.Member of the Nominating and Corporate Governance Committee: $4,000

d.Member of the Executive Committee: $30,000

Exhibit 10.38

3.	Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer):

a.Chairman of the Audit Committee: $15,000

b.Chairman of the Compensation Committee: $10,000

c.Chairman of the Nominating and Corporate Governance Committee: $8,000

Timing of Elections Regarding Annual Cash Compensation; Time and Form of Payment

1.Current Eligible Directors: If an Eligible Director’s service as an Eligible Director commences prior to the beginning of a Fiscal Year, then the Eligible Director must make an election, prior to the beginning of such Fiscal Year, to receive the Eligible Director’s (i) Annual Board Service Retainer(s) for such Fiscal Year and (ii) any Annual Committee Member Service Retainer(s) or Annual Committee Chair Service Retainer(s) that is or may become payable for such Fiscal Year (each, a “Retainer”) in the form of either cash or stock options.  The Retainer(s) will be paid or granted as follows:

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Cash: If the Eligible Director elects to receive the Retainers in cash, (i) the Retainers other than the Executive Chairman of the Board Service Retainer will be paid in the form of cash in arrears in equal installments over the applicable number of fiscal quarters during such Fiscal Year, with payment occurring on the last day of the applicable fiscal quarter (i.e., December 31st, March 31st, June 30th or September 30th), and (ii) the Executive Chairman of the Board Service Retainer will be paid in the form of cash in arrears in equal monthly installments on the last day of each month.

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Stock Options: If the Eligible Director elects to receive the Retainers in the form of stock options, such stock options will automatically, and without further action by the Board or Committee of the Board, be granted on the third business day in October of such Fiscal Year.  Any such award will vest as follows: (i) 25% will vest on the last day of the first fiscal quarter during such Fiscal Year; and (ii) 25% will vest on the last day of each subsequent fiscal quarter during such Fiscal Year, provided that the Eligible Director is in service as a Director on the first day of the fiscal quarter of the applicable scheduled vesting date.  Notwithstanding the foregoing, if the Eligible Director becomes a chairperson of a Committee, Chairman of the Board or Executive Chairman of the Board after the third business day in October of such Fiscal Year, then the portion (if any) of his or her Annual Committee Chair Service Retainer, Chairman of the Board Service Retainer or Executive Chairman of the Board Service Retainer, as applicable, that is to be granted in the form of stock options will automatically, and without further action by the Board or Committee of the Board,  be granted on the third business day after the date that the Eligible Director becomes a chairperson of a Committee, Chairman of the Board or Executive Chairman of the Board, as applicable.  Any such award will vest in equal installments as follows: (i) the first installment will vest on the last day of the fiscal quarter of the date of grant; and (ii) any remaining installment(s) will vest on the last day of any subsequent fiscal quarter(s) during such Fiscal Year, provided that the Eligible Director is in service as a Director on the first day of the fiscal quarter of the applicable scheduled vesting date.

Exhibit 10.38

2.New Eligible Directors: If an Eligible Director’s service as an Eligible Director commences on or after the beginning of a Fiscal Year, then the Eligible Director must make an election, within 30 days following the commencement of such service, with respect to his or her Retainers that are or may become payable for such Fiscal Year; provided, however, that (a) such election will be applicable only to the portion of the applicable Retainer payable for any fiscal quarter during such Fiscal Year that begins after the date of such election, and (b) no such election may be made if such service commences during the final fiscal quarter of such Fiscal Year.  Each such Retainer will be paid or granted as follows:

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Cash:  If the Eligible Director elects to receive the Retainers in cash, (i) any Retainers other than the Executive Chairman of the Board Service Retainer with respect to any fiscal quarter during such  Fiscal Year that begins after the date of such election will be paid in the form of cash in arrears in equal installments over the applicable number of fiscal quarters during such Fiscal Year, with payment occurring on the last day of the applicable fiscal quarter, and (ii) the Executive Chairman of the Board Service Retainer with respect to the remaining portion of the Fiscal Year that begins after the date of such election will be paid in the form of cash in arrears in equal monthly installments on the last day of each month.

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Stock Options:  If the Eligible Director elects to receive the Retainers in the form of stock options, with respect to any fiscal quarter (or month with respect to the Executive Chairman of the Board Service Retainer) during such Fiscal Year that begins after the date of such election, such stock options will automatically, and without further action by the Board or Committee of the Board, be granted on the first business day of the first fiscal quarter that begins after the date of such election.  Any such award will vest in equal installments as follows: (i) the first installment will vest on the last day of the fiscal quarter of the date of grant; and (ii) any remaining installment(s) will vest on the last day of any subsequent fiscal quarter(s) during such Fiscal Year, provided that the Eligible Director is in service as a Director on the first day of the fiscal quarter of the applicable scheduled vesting date.  Notwithstanding the foregoing, if the Eligible Director becomes a chairperson of a Committee, Chairman of the Board or Executive Chairman of the Board after the first business day of the first fiscal quarter that begins after the date of such election, then the portion (if any) of his or her Annual Committee Chair Service Retainer, Chairman of the Board Service Retainer or Executive Chairman of the Board Service Retainer, as applicable, that is to be granted in the form of stock options, will automatically, and without further action by the Board or Committee of the Board, be granted on the third business day after the date that the Eligible Director becomes a chairperson of a Committee, Chairman of the Board or Executive Chairman of the Board, as applicable.  Any such award will vest in equal installments as follows: (i) the first installment will vest on the last day of the fiscal quarter of the date of grant; and (ii) any remaining installment(s) will vest on the last day of any subsequent fiscal quarter(s) during such Fiscal Year, provided that the Eligible Director is in service as a Director on the first day of the fiscal quarter of the applicable scheduled vesting date.

Terms of Elections Regarding Annual Cash Compensation:

Exhibit 10.38

•	Once an election is submitted for a Fiscal Year, it will be irrevocable with respect to such Fiscal Year.

•	An Eligible Director must submit a new election for each Fiscal Year.

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Elections with respect to an Eligible Director’s Retainers must be allocated 100% in either cash or stock options.  An Eligible Director may not make an election to receive cash or stock options with respect to an individual Retainer or any portion thereof.

Terms of Stock Options Granted Pursuant to Elections:

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Any stock options granted pursuant to an Eligible Director’s election will be granted under the Plan and will be subject to the terms and conditions of (i) this Policy, (ii) the Plan and (iii) the form stock option grant notices and agreements approved by the Board for the grant of such awards to Non-Employee Directors (as defined in the Plan).

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The actual number of shares subject to any stock options granted pursuant to this Policy and an Eligible Director’s election to receive the Retainers in the form of stock options will be determined by dividing the Retainers by the “fair value” of a share of the Company’s common stock (“Common Stock”) on the third business day in October of the Fiscal Year in which the stock option is granted, determined using a Black-Scholes or binominal valuation model regularly used by the Company.

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The shares subject to any stock options granted pursuant to an Eligible Director’s election will vest in installments subject to the Eligible Director’s Continuous Service (as defined in the Plan) through such vesting dates on the terms specified above; provided, however, that all unvested shares subject to such stock options will accelerate and vest in full upon a Change in Control (as defined in the Plan), subject in each case to the Eligible Director’s Continuous Service as of immediately prior to the Change in Control.

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Any stock options granted pursuant to this Policy will be nonqualified stock options, will have an exercise price per share equal to 100% of the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant and will have a term of ten years from the date of grant (subject to earlier termination in connection with the Eligible Director’s termination of service or certain corporate transactions and in accordance with the terms of the Plan).  Any such stock option will become exercisable when vested and the vested portion of any such stock option will remain exercisable in accordance with the stock option grant notice and agreement governing the stock option.

Equity Compensation

The equity compensation set forth below will be granted under the Plan, and will be nonstatutory stock options, with an exercise price per share equal to 100% of the Fair Market Value (as defined in the Plan) of the underlying Common Stock on the date of grant, and a term of ten years from

Exhibit 10.38

the date of grant (subject to earlier termination in connection with a termination of service as provided in the Plan).

1.Initial Grant: On the date of the Eligible Director’s initial election to the Board, for each Eligible Director who is first elected to the Board following the Effective Date (or, if such date is not a market trading day, the first market trading day thereafter), the Eligible Director will be automatically, and without further action by the Board or Compensation Committee of the Board, granted a stock option for 25,000 shares.  The shares subject to each such stock option will vest in three equal installments on the first, second and third anniversary of the date of grant (with the first two tranches rounded down and the third tranche rounded up to the nearest share) such that the stock option will be fully vested as of the third anniversary of the date of grant, subject to the Eligible Director’s Continuous Service through such vesting dates, provided, however, that all unvested shares subject to such stock options will accelerate and vest in full upon a Change in Control, subject in each case to the Eligible Director’s Continuous Service as of immediately prior to the Change in Control.

2.Annual Grant: On the date of each annual stockholders meeting of the Company held after the Effective Date, each Eligible Director who continues to serve as a non-employee member of the Board following such stockholders meeting will be automatically, and without further action by the Board or Compensation Committee of the Board, granted a stock option to purchase Common Stock with an aggregate “fair value” of $35,000 as of such date, determined using a Black-Scholes or binominal valuation model regularly used by the Company.  The shares subject to each such stock option will vest on the first anniversary of the date of grant, provided that such shares will in any case be fully vested on the date of Company’s next annual stockholders meeting, subject in each case to the Eligible Director’s Continuous Service through such vesting date, provided, however, that all unvested shares subject to such stock options will accelerate and vest in full upon a Change in Control, subject in each case to the Eligible Director’s Continuous Service as of immediately prior to the Change in Control.